UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  STEVIA CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                  STEVIA CORP.

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                November 15, 2013

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     A Special Meeting of  Shareholders  of Stevia Corp., a Nevada  corporation, will be held at 8:00 a.m., local time, on November 15, 2013, at 3815 River Crossing Parkway, Suite 100, Indianapolis, Indiana 46240 for the following purposes:

     1. To approve a proposed amendment to our Articles of Incorporation to increase the authorized number of shares available for issuance from 100,000,000 to 250,000,000 shares of common stock, par value $0.001 per share ("Common Stock").

     2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only shareholders of record at the close of business on October 7, 2013 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

     All shareholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy. A copy of this Notice and the Proxy Statement are available at www.proxyvote.com.

                               Sincerely,


                               /s/ George Blankenbaker
                               ------------------------------------
                               GEORGE BLANKENBAKER
                               President

Indianapolis, Indiana
October 22, 2013

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

PROXY STATEMENT: VOTING AND OTHER MATTERS..................................   1
PROPOSAL ONE:  TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF
INCORPORATION .............................................................   3
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND OFFICERS......   4
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS..............................   5
OTHER MATTERS..............................................................   5
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION................................   5

ATTACHMENT A: CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

                                  STEVIA CORP.
                                7117 US 31 South
                           Indianapolis, Indiana 46227

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                                PROXY STATEMENT

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                            VOTING AND OTHER MATTERS

GENERAL

     The accompanying proxy is solicited on behalf of Stevia Corp., a Nevada corporation ("we," "our," "us," or the "Company"), by our Board of Directors (the "Board") for use at our Special Meeting of Shareholders to be held at 8:00 a.m. local time on November 15, 2013, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at 3815 River Crossing Parkway, Suite 100, Indianapolis, Indiana 46240.

     These proxy solicitation materials were first distributed on or about October 22, 2013 to all shareholders entitled to vote at the meeting. As used in this Proxy Statement, the terms "we," "us," "our," or the "Company" refer to Stevia Corp.

VOTING SECURITIES AND VOTING RIGHTS

     Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.001 per share. Holders of common stock are entitled to one vote per share. They are not entitled to cumulative voting rights.

     Shareholders of record at the close of business on October 7, 2013 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, there were issued and outstanding 78,195,634 shares of our common stock, par value $0.001 per share. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve amending our Articles of Incorporation.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) to approve an amendment to our Articles of Incorporation to authorize 250,000,000 shares of common stock, par value $0.001 per share, and (2) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

     You may vote your shares using any of the following methods:

     1. YOU MAY VOTE BY MAIL. Mark, sign and date the accompanying proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

     2. YOU MAY VOTE BY TELEPHONE. By dialing 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

     3. YOU MAY VOTE BY INTERNET. By going to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

     4. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your bank or broker, bring it with you to the meeting, and hand it in with a signed ballot that will be provided to you at the meeting. Beneficial owners will not able to vote their shares at the meeting without a legal proxy.

REVOCABILITY OF PROXIES

        Any person giving a proxy may revoke the proxy at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date or a later-dated vote by telephone or on the Internet or by attending the meeting and voting in person. The written notice of revocation or duly executed proxy bearing a later date should be addressed to the Company's Secretary.

SOLICITATION

     This proxy is solicited on behalf of our Board. We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which was made available to shareholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at WWW.SEC.GOV, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     WE WILL PROVIDE, WITHOUT CHARGE, A PRINTED COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2013 AS FILED WITH THE SEC TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE THAT REQUESTS A COPY IN WRITING. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR COMPANY'S SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                                  PROPOSAL ONE

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                TO INCREASE THE TOTAL AUTHORIZED NUMBER OF SHARES
                      TO 250,000,000 SHARES OF COMMON STOCK

     On October 10, 2013, the Company's Board of Directors approved, subject to receiving shareholder approval, an amendment to the Company's Articles of Incorporation to increase the authorized number of shares from 100,000,000 to 250,000,000 shares of common stock, par value $0.001. A copy of the amendment is enclosed herein as Appendix A to this proxy statement.

     The Board of Directors believes that it is in our Company's best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. We currently have only 21,804,366 shares of authorized but unissued shares of common stock. The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders' percentage voting power.

     The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the
Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock have no preemptive rights. The availability of additional shares of common stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of common stock of which we have none contemplated at this time other than as described herein.

     We have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of our Company and its then existing stockholders.

     The increase in the authorized number of shares of common stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

NO DISSENTER'S RIGHTS

     Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to the amendment and restatement of our Articles of Incorporation, and we will not independently provide our shareholders with any such right.

OTHER INFORMATION

     No person who currently is or was a director or executive officer of the Company in the year ended March 31, 2013 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

     The Company has only one class of stock outstanding, its common stock. The table below sets forth the number and percentage of shares of our common stock owned as of October 7, 2013, the record date, by the following persons: (i) shareholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

  Name and Address                      Amount and Nature            Percentage
of Beneficial Owner(2)               of Beneficial Ownership         of Class(1)
----------------------               -----------------------         -----------

George Blankenbaker                       12,500,000(3)                 15.99%
President, Secretary, Treasurer,
and Director
6451 Buck Creek Pkwy
Indianapolis, IN 46227

Rodney L. Cook                             1,500,000                     1.92%
Director
1720 Medallion Loop NW
Olympia, WA 98502

Pablo Erat                                 1,500,000                     1.92%
Director
Ludretikonerstrasse 53
880 Thalwil
Switzerland

All Officers and Directors
 as a Group                               15,500,000                    19.82%

5% Holders
N/A

----------

(1) Based on 78,195,634 shares of our common stock outstanding as of October 7, 2013.
(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) Mr. Blakenbaker is the beneficial owner of 12,500,000 shares of common stock. Mr. Blakenbaker owns 12,000,000 shares of common stock directly and 500,000 shares of common stock are owned by Growers Synergy Pte Ltd. ("Growers Synergy"). Mr. Blankenbaker is the managing director of Growers Synergy. Growers Fresh Pte Ltd ("Growers Fresh) owns a 51% interest in Growers Synergy and the Reporting Person controls a 49% interest in Growers

     Fresh. Mr. Blankenbaker may be deemed to be the indirect beneficial owner of the shares held by Growers Synergy under Rule 13d-3(a) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). However, pursuant to Rule 13d-4 promulgated under the Exchange Act, Mr. Blankenbaker disclaims that he is a beneficial owner of such shares, except to the extent of his pecuniary interest herein.

CHANGES IN CONTROL

     There are no existing arrangements that may result in a change in control of the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The company has no active equity compensation plans and there are currently no outstanding options from prior plans.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposals that are intended to be presented by shareholders at the special meeting of shareholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under rules prescribed by the SEC, shareholders must follow certain procedures to introduce an item of business at a special meeting of shareholders. In general, to be timely under these rules, notice of such business related to this special meeting of shareholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials. We anticipate mailing definitive proxy materials to shareholders on or about October 22, 2013.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

     We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at WWW.SEC.GOV. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

                                                         Dated: October 22, 2013

                                  ATTACHMENT A

                            CERTIFICATE OF AMENDMENT

ROSS MILLER
Secretary of State
206 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov


Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of corporation:

Stevia Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

     3. Shares. The total number of authorized shares which the corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares of common stock having a par value of $0.001 per share.



3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date:               Time:

                 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)


X
------------------------------------------
SIGNATURE OF OFFICER


* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative VOTE otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

                          [STEVIA PROXY CARD ATTACHED]


                                        VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                        Use the Internet to transmit your voting
                                        instructions and for electronic delivery
                                        of   information  up  until  11:59  P.M.
STEVIA CORP                             Eastern  Time the day before the cut-off
7117 US 31 SOUTH                        date or  meeting  date.  Have your proxy
INDIANAPOLIS, IN 46227                  card in hand  when  you  access  the web
                                        site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903

                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                        VOTE BY MAIL

                                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS YOU             FOR       AGAINST      ABSTAIN
VOTE FOR THE FOLLOWING PROPOSAL:                  [ ]         [ ]          [ ]

1 To amend our Articles of Incorporation to increase our authorized shares of Common Stock.


NOTE: Such other business as may properly come before the meeting or any adjournment thereof.






Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.


Signature [PLEASE SIGN WITHIN BOX] Date            Signature (Joint Owners) Date

IMPORTANT  NOTICE  REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
MEETING: The Notice & Proxy Statement is/are available at www.proxyvote.com.


                                   STEVIA CORP
                         SPECIAL MEETING OF SHAREHOLDERS
                            NOVEMBER 15, 2013 8:00 AM
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) George Blankenbaker, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of STEVIA CORP that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 08:00 AM, EST on 11/15/2013, at 3815 River Crossing Parkway, Suite 100, Indianapolis, Indiana 46240, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE